CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated
February 26, 1997, except as to Note 13, which is as of March 27, 1997, appearing on page 16 of Accent Color Sciences, Inc.'s Annual Report on Form 10-K for the year ended
December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP
Hartford, CT
January 22, 1998